UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GP-Act III Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

GP-Act III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42046	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 Park Avenue, 2nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

+1 (212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	GPATU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GPAT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GPATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2026 at 9:00 a.m., Eastern Time, GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company” or “GP-Act III”), convened and then again adjourned its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), which was originally convened on April 29, 2023 at 9:00 a.m. Eastern Time and adjourned to May 6, 2026 at 9 a.m. Eastern Time, at which the Company’s shareholders are being asked to vote on, among other things, (i) a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering, from May 13, 2026 to November 13, 2026 (the “Extension Amendment Proposal”), and (ii) a proposal to amend the Investment Management Trust Agreement, dated May 8, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to extend the date on which the trustee must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, from May 13, 2026 to November 13, 2026 (the “Trust Amendment Proposal”).

The only proposal submitted for a vote of the shareholders at the Extraordinary General Meeting was the approval of the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law (the “Adjournment Proposal”), to permit further solicitation and vote of proxies in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.

As of the close of business, Eastern Time, on March 24, 2026, the record date for the Extraordinary General Meeting, there were 35,937,500 ordinary shares of the Company issued and outstanding, 82.06% of which shares were represented in person or by proxy, constituting a quorum to conduct business.

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s shareholders:

Approval of the Adjournment Proposal

Votes For	Votes Against	Abstentions
21,424,593	8,064,137	1,000

The Extraordinary General Meeting has been adjourned to May 12, 2026 at 9:00 a.m, Eastern Time (the “Adjourned Meeting”). The Adjourned Meeting can be attended using the same access information that was used initially for the Extraordinary General Meeting.

Shareholders will be able to attend the Adjourned Meeting online, vote, view the list of shareholders entitled to vote at the Adjourned Meeting and submit their questions during the Adjourned Meeting by visiting https://www.cstproxy.com/gp-act3/2026 and entering the 12-digit control number included on their proxy card. Shareholders may also attend the Adjourned Meeting by telephone within the U.S. and Canada by dialing 1 800-450-7155 (toll-free) or outside of the U.S. and Canada by dialing +1 857-999-9155 (standard rates apply) and, in each case, entering the conference identification number 7686293#.

Shareholders will also be permitted to attend the Adjourned Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil.

At the Adjourned Meeting, shareholders will be asked to vote on the Extension Amendment Proposal and the Trust Amendment Proposal, as described in detail in the definitive proxy statement (the “Proxy Statement”) related to the Extraordinary General Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 30, 2026.

Extension of Time to Reverse Redemptions

In connection with the adjournment of the Extraordinary General Meeting, the Company has determined that it will allow shareholders who previously elected to redeem their public Class A ordinary shares to reverse their redemption requests by sending, or having their brokers contact, the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com by 9:00 a.m. Eastern Time on May 12, 2026.

Additional Information

Important Information About the Extension and Where to Find It

The Company filed its Definitive Proxy Statement for the Extraordinary General Meeting with the SEC on March 30, 2026 to consider and vote upon, among other things, the Extension Amendment Proposal and the Trust Amendment Proposal, and, beginning on or about March 30, 2026, first mailed the Proxy Statement and other relevant documents to its shareholders as of the March 24, 2026 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any amendments and supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting and the Adjourned Meeting to be held to approve, among other things, the Extension Amendment Proposal and the Trust Amendment Proposal, because these documents will contain important information about the Company, the Extension Amendment Proposal and the Trust Amendment Proposal. Shareholders may also obtain a copy of the Definitive Proxy Statement, as well as other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., GPAT.info@investor.sodali.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the extension. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the extension is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025 and the Definitive Proxy Statement and any amendments thereto that have been filed with the SEC. Shareholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the timing and conduct of the Adjourned Meeting, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the consummation of any potential business combination, the amount of redemption requests made by the Company’s public shareholders and the funds that will remain in the trust account following any redemptions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the Extension Amendment Proposal and the Trust Amendment Proposal or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s filings with the SEC, including under the heading “Risk Factors” in the Definitive Proxy Statement. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to or in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP-Act III Acquisition Corp.

Date: May 6, 2026	By:	/s/ Rodrigo Boscolo
		Name:	Rodrigo Boscolo
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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